UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

VERSO CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8540 Gander Creek Drive Miamisburg, Ohio 45342
(Address of principal executive offices, including zip code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On February 6, 2020, following the certification by the independent inspector of elections of the voting results in connection with the Company’s 2019 annual meeting of stockholders held on January 31, 2020 (the “Annual Meeting”), the board of directors (the “Board”) of Verso Corporation (the “Company” or “Verso”) appointed Marvin Cooper to fill the vacancy on the Board that remained due to the election of only six directors at the Annual Meeting. Mr. Cooper will serve as director until the Company’s 2020 annual meeting of stockholders (the “2020 Meeting”) and the due election and qualification of his successor, or his earlier death, removal or resignation. Following the appointment of Mr. Cooper, the size of the Board remained fixed at a total of seven directorships.

Mr. Cooper will receive an annual cash retainer and equity grant, consistent with the Company’s standard for non-employee directors, and the amounts of such annual cash retainer and equity grant will be determined by the Board. The Company will enter into a standard indemnification agreement with Mr. Cooper in the form previously approved by the Board, which is Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2019, and incorporated by reference herein.

As provided for in the Cooperation Agreement, dated January 30, 2019, by and among the Company, Lapetus Capital II LLC (together with its affiliates, including Atlas Holdings LLC, “Atlas”) and Blue Wolf Capital Advisors IV, LLC and certain of their respective affiliates (such agreement, the “Cooperation Agreement”), which is Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2020, and incorporated by reference herein, Mr. Cooper will be appointed to the Corporate Governance and Nominating Committee of the Board.

The Cooperation Agreement settled the pending proxy contest with respect to the Annual Meeting. Mr. Cooper was selected as a stockholder nominee for election to the Board pursuant to a Nomination Agreement between Mr. Cooper and Atlas, and, pursuant to the Cooperation Agreement, the Company agreed to appoint Mr. Cooper to the Board following the certification by the independent inspector of elections of the voting results in connection with the Annual Meeting. Except for the foregoing, there are no arrangements or understandings between Mr. Cooper and any other person pursuant to which he was selected as a director.

There are no transactions in which Mr. Cooper has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Verso’s stockholders voted on the following items:

Proposal 1—Election of Directors.

The election of six directors to hold office until the 2020 Meeting and the due election and qualification of their respective successors, or such person’s earlier death, removal or resignation received the following vote:

	Number of Votes
	For	Withhold
Dr. Robert K. Beckler	30,944,575	401,736
Sean T. Erwin	27,530,497	1,225,132
Jeffrey E. Kirt	17,852,011	10,903,618
Randy J. Nebel	30,944,325	401,986
Adam St. John	30,951,125	395,186
Nancy M. Taylor	2,517,362	74,796

Each of Dr. Robert K. Beckler, Sean T. Erwin, Jeffrey E. Kirt, Randy J. Nebel, Adam St. John and Nancy M. Taylor was elected by plurality voting to serve as directors of the Company until the 2020 Meeting and the due election and qualification of their respective successors, or such person’s earlier death, removal or resignation.

Proposal 2—Approval of the Sale of Verso’s Androscoggin and Stevens Points Mills pursuant to the Membership Interest Purchase Agreement by and between Pixelle Specialty Solutions LLC, Verso Paper Holding LLC and Verso Corporation (the “Sale Proposal”).

The Sale Proposal received the following vote:1

Number of Votes
For	Against	Abstain
24,544,462	461,481	6,341,844

Proposal 2 was approved by the affirmative vote of holders of a majority of the outstanding shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”).

[1]	2,330,583 shares voted by Atlas in favor of Proposal 2 were not counted in the “FOR” vote totals for Proposal 2 because such votes were received by the independent inspector of elections after the voting deadline.

Proposal 3—Approval of Adjournment or Postponement of the Annual Meeting from Time to Time, if Necessary or Appropriate, to Solicit Additional Proxies if there are Insufficient Votes at the Time of the Annual Meeting to Approve the Sale Proposal.

The proposal to approve adjournment or postponement of the Annual Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Sale Proposal received the following vote:

Number of Votes
For	Against	Abstain
20,007,555	2,434,905	6,896,825

Proposal 3 was approved by the affirmative vote of holders of a majority of the shares of the Common Stock deemed present at the Annual Meeting and entitled to vote on Proposal 3. However, the Annual Meeting was not adjourned or postponed to solicit additional proxies because Proposal 2 was adopted by the required vote of the holders of the Common Stock.

Proposal 4(a)—Approval of Amendment to Verso’s Amended and Restated Certificate of Incorporation Regarding Vote Required to Remove Directors.

The proposal to approve the amendment to the Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to remove directors to a majority vote requirement received the following vote:

Number of Votes
For	Against	Abstain
29,688,186	254,609	1,404,992

Proposal 4(a) was approved by the affirmative vote of holders of more than 66 2/3% of the outstanding shares of the Common Stock.

Proposal 4(b)—Approval of Amendment to Verso’s Amended and Restated Bylaws Regarding Vote Required to Amend the Amended and Restated Bylaws.

The proposal to approve the amendment to the Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend Amended and Restated Bylaws to a majority vote requirement received the following vote:

Number of Votes
For	Against	Abstain
30,056,573	254,057	1,037,157

Proposal 4(b) was approved by the affirmative vote of holders of more than 66 2/3% of the outstanding shares of the Common Stock.

Proposal 4(c)—Approval of Amendment to Verso’s Amended and Restated Certificate of Incorporation Regarding Vote Required to Amend the Amended and Restated Certificate of Incorporation.

The proposal to approve the amendment to the Amended and Restated Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend certain provisions of Amended and Restated Certificate of Incorporation to a majority vote requirement received the following vote:

Number of Votes
For	Against	Abstain
30,057,670	253,334	1,036,783

Proposal 4(c) was approved by the affirmative vote of holders of more than 66 2/3% of the outstanding shares of the Common Stock.

Proposal 5—Advisory Vote on Compensation of the Company’s Named Executive Officers.

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in our definitive proxy statement dated December 30, 2019 pursuant to the compensation disclosure rules of the SEC received the following vote:

Number of Votes
For	Against	Abstain
21,016,358	1,360,498	8,970,931

Proposal 5 was approved by the affirmative vote of holders of a majority of the shares of the Common Stock deemed present at the Annual Meeting and entitled to vote on Proposal 5.

Proposal 6—Ratification of Appointment of the Independent Registered Public Accounting Firm.

The ratification of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the fiscal years ending December 31, 2019 and December 31, 2020 received the following vote:

Number of Votes
For	Against	Abstain
29,812,220	595,027	1,042,882

Proposal 6 was approved by the affirmative vote of holders of a majority of the shares of the Common Stock deemed present at the Annual Meeting and entitled to vote on Proposal 6.

Proposal 7—Advisory Vote on the Stockholder Rights Plan.

The proposal to approve, on an advisory basis, the adoption of the Stockholder Rights Plan attached to our definitive proxy statement dated December 30, 2019 as Appendix E received the following vote:

Number of Votes
For	Against	Abstain
6,667,693	15,694,770	8,985,324

Proposal 7 was rejected because less than a majority of the holders of shares of the Common Stock deemed present at the Annual Meeting and entitled to vote on Proposal 7 voted “FOR” Proposal 7.

Proposal 8—Advisory Vote on Majority Vote Requirement for Election of Directors.

The vote, on an advisory basis, on a majority vote requirement for elections of directors received the following vote:

Number of Votes
For	Against	Abstain
20,184,654	9,378,386	1,784,747

Proposal 8 was approved by the affirmative vote of holders of a majority of the shares of the Common Stock deemed present at the Annual Meeting and entitled to vote on Proposal 8.

Proposal 9—Stockholder Proposal to Repeal Any Amendments to the Verso’s Amended and Restated Bylaws Adopted After June 26, 2019.

The vote on a stockholder proposal to repeal any amendments to Verso’s Amended and Restated Bylaws adopted after June 26, 2019 received the following vote:

Number of Votes
For	Against	Abstain
27,869,154	2,402,984	1,075,649

Proposal 9 was approved by the affirmative vote of holders of more than 66 2/3% of the outstanding shares of the Common Stock. However, because the Board has not adopted any amendments to Verso’s Amended and Restated Bylaws since June 26, 2019, the vote on Proposal 9 will have no effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verso Corporation

Date: February 6, 2020	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer